UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 22, 2017

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 22, 2017, Abbott Laboratories (the “Company”) completed its previously announced offers to exchange all validly tendered and accepted notes of certain series (the “existing notes”) issued by St. Jude Medical, LLC (successor to St. Jude Medical, Inc.) (“STJ”) for new notes to be issued by the Company and the related solicitation of consents to amend the indentures governing the existing notes (the offers to exchange and the related consent solicitation together the “exchange offers,” and such amendments, the “proposed amendments”).  Pursuant to the exchange offers, the aggregate principal amounts of the existing notes set forth below were validly tendered and accepted and cancelled:

•                  $473,783,000 aggregate principal amount of  2.000% Senior Notes due 2018

•                  $483,692,000 aggregate principal amount of  2.800% Senior Notes due 2020

•                  $818,443,000 aggregate principal amount of  3.25% Senior Notes due 2023

•                  $490,710,000 aggregate principal amount of  3.875% Senior Notes due 2025

•                  $639,126,000 aggregate principal amount of  4.75% Senior Notes due 2043

Following such cancellation, $194,246,000 aggregate principal amount of existing notes remain outstanding across the five series of existing notes.

As previously announced, on March 6, 2017, STJ and U.S. Bank National Association, as trustee to the indentures governing the existing notes, executed a supplemental indenture to such indentures pursuant to which the proposed amendments became effective on March 22, 2017 with respect to each series of existing notes.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

In connection with the settlement of the exchange offers, the Company issued:

•                  $473,770,000 aggregate principal amount of  2.000% Senior Notes due 2018

•                  $483,689,000 aggregate principal amount of  2.800% Senior Notes due 2020

•                  $818,429,000 aggregate principal amount of  3.25% Senior Notes due 2023

•                  $490,690,000 aggregate principal amount of  3.875% Senior Notes due 2025

•                  $639,074,000 aggregate principal amount of  4.75% Senior Notes due 2043

(collectively, the “New Notes”).  The offering of the New Notes was registered under the Securities Act of 1933, as amended (the “Act”) pursuant to a Registration Statement on Form S-4 (No. 333-216141), which was filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2017, as amended on March 7, 2017, and became effective on March 20, 2017.  The terms of the New Notes are further described in the Company’s Prospectus dated March 20, 2017, as filed with the SEC under Rule 424(b)(3) of the Act on that date.  The issuance of the New Notes occurred on March 22, 2017.  The New Notes are unsecured and unsubordinated obligations of the Company and rank equally with all other unsecured and unsubordinated indebtedness of the Company issued from time to time.

The New Notes were issued pursuant to an Indenture (the “New Notes Indenture”), dated as of March 10, 2015, between the Company and U.S. Bank National Association, as trustee, as supplemented and amended with respect to each series of the New Notes by the terms thereof established, as applicable, pursuant to an officers’ certificate.

The summaries of the New Notes Indenture and the New Notes do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached to this Current Report on Form 8-K as Exhibits 4.1 through 4.6, and are incorporated by reference into this Item 2.03.

Item 8.01.             Other Events

The information provided in the Introductory Note is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Exhibit
4.1

Indenture, dated March 10, 2015, between the Company and U.S. Bank National Association (including form of security) (previously filed as an exhibit to Abbott’s Current Report on Form 8-K, filed with the SEC on March 10, 2015)

4.2	Form of 2.000% Notes due 2018

4.3	Form of 2.800% Notes due 2020

4.4	Form of 3.25% Notes due 2023

4.5	Form of 3.875% Notes due 2025

4.6	Form of 4.75% Notes due 2043

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: March 22, 2017	By:	/s/ Brian B. Yoor
Brian B. Yoor

Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
4.1

Indenture, dated March 10, 2015, between the Company and U.S. Bank National Association (including form of security) (previously filed as an exhibit to Abbott’s Current Report on Form 8-K, filed with the SEC on March 10, 2015)

4.2	Form of 2.000% Notes due 2018

4.3	Form of 2.800% Notes due 2020

4.4	Form of 3.25% Notes due 2023

4.5	Form of 3.875% Notes due 2025

4.6	Form of 4.75% Notes due 2043